               GLOBAL AMENDMENT NO. 2 TO INTERCREDITOR AGREEMENTS

THIS GLOBAL AMENDMENT NO. 2 TO INTERCREDITOR AGREEMENTS (this "Amendment") is dated effective as of August 31, 2000, among CROWN CRAFTS, INC. ("Parent"), CHURCHILL WEAVERS, INC. ("Weavers"), CROWN CRAFTS DESIGNERS, INC. ("Designers"), CROWN CRAFTS HOME FURNISHINGS, INC. ("Furnishings"), G.W. STORES, INC. ("Stores"), HAMCO, INC. ("Hamco"), CROWN CRAFTS INFANT PRODUCTS, INC. ("Infant"), as successor to Noel Joanna, Inc. ("Joanna") and The Red Calliope and Associates, Inc. ("Calliope"), WACHOVIA BANK, N.A., Collateral Agent (the "Collateral Agent") and a Secured Party, Bank of America, N.A., as a Secured Party, and The Prudential Insurance Company of America, as a Secured Party (collectively, the "Secured Parties");

                                   WITNESSETH:

                  WHEREAS, the Collateral Agent and the Secured Parties executed and delivered those certain Intercreditor Agreements, each dated as of August 9, 1999 with (i) Parent (the "Parent Intercreditor Agreement"),
         (ii) Weavers (the "Weavers Intercreditor Agreement"), (iii) Designers (the "Designers Intercreditor Agreement"), Furnishings (the "Furnishings Intercreditor Agreement"), Stores (the "Stores Intercreditor Agreement"), Hamco (the "Hamco Intercreditor Agreement"), Infant, as successor to Joanna and Calliope under the Intercreditor Agreements with such entities (collectively, the "Infant Intercreditor Agreement"), as amended by Global Amendment No. 1 to Intercreditor Agreements dated effective as of February 23, 2000 (as so amended, the ("Intercreditor Agreements"); and

WHEREAS, each Company has requested and the Collateral Agent and the Secured Parties have agreed to certain amendments to certain provisions in the Intercreditor Agreement with it, subject to the terms and conditions hereof;

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, each Company, the Collateral Agent and the Secured Parties hereby covenant and agree as follows, as to each of the Intercreditor Agreements:


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         1.       Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Intercreditor Agreements shall have the meaning assigned to such term in the Intercreditor Agreements. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Intercreditor Agreements shall from and after the date hereof refer to the Intercreditor Agreements as amended hereby.

         2.       Amendments to Intercreditor Agreement.

                  (a)      The following new definitions are hereby added to
         Section 1 of the Intercreditor Agreement in proper alphabetical order:

                           "Wachovia LC's" has the meaning set forth in
                  Section 32.

                           "Wachovia LC Cash Collateral" has the meaning set
                  forth in Section 32.

                  (b) The following definitions contained in Section 1 of the Intercreditor Agreement are hereby amended and restated in their entirety in proper alphabetical order:

                           "Collateral" means (i) the "Collateral" defined in
                  the Security Agreement; (ii) the "Collateral" defined in the Factoring Balances Agreement; (iii) the "Collateral" defined in the Pledge Agreement; and (iv) the "Collateral" defined in the Mortgages; provided, that notwithstanding anything to the contrary in the Security Agreement or the Transaction Documents, the term "Collateral" shall not include the Wachovia LC Cash Collateral.

                  (c) A new Section 32 is hereby added to the Intercreditor Agreement as follows:

                                    32. Certain Agreements Arising From August
                  31, 2000 Amendments. The Secured Parties have each amended their respective Transaction Documents (collectively, the "August 2000 Transaction Document Amendments"), consisting of
                  (i) as to each of Wachovia and Bank of America, an Amendment No. 4 to Revolving Credit Agreement, and (ii) as to Prudential, an Amendment of 1995 Note Agreement, in each case dated as of August 31, 2000, and each Secured Party hereby approves the August 2000 Transaction Document Amendments. As a result of and in order to reflect the understanding of the parties contained in the August 2000 Transaction Document Amendments, the Secured Parties desire to include in this Intercreditor Agreement the provisions of this Section 32, and the Company consents and agrees to the terms and provisions set forth herein. In the event of any conflict between the provisions of this Section 32 and any other provision of this Intercreditor Agreement, the provisions of this Section 32 shall govern and control.

                           (a) With respect to all outstanding letters of credit issued by Wachovia for the account of the Borrower, whether outstanding on August 31, 2000 or


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                  thereafter issued (the "Wachovia LC's"), the August 2000
                  Transaction Document with Wachovia provides that: (i) on or before the effective date of the August 2000 Transaction Documents Amendments, Crown Crafts, Inc. would either cause to be surrendered to Wachovia for cancellation the Wachovia LC issued in connection with worker's compensation claims (the "Worker's Comp LC") in the stated amount of $795,842 or provide to Wachovia cash collateral in an amount equal to such stated amount; and (ii) as to all other Wachovia LC's (the "Other LC's"), (x) those which currently expire prior to October 31, 2000 shall be permitted to expire, and (y) as to those which have not expired by October 31, 2000, on such date, and as to those issued after the Fourth Amendment Effective Date, on the date of issuance, Crown Crafts, Inc. shall either cause to be surrendered to Wachovia for cancellation such unexpired Other LC's or provide to Wachovia cash collateral in an amount equal to the lesser of (x) the maximum amount available to be drawn thereunder and (y) an amount which, together with the amount of cash collateral provided for the Worker's Comp LC pursuant to clause (i) above, does not exceed $2,700,000 (the "Cash Collateral Amount"), and the aggregate stated amount of all Wachovia LC's for which cash collateral is required pursuant to the foregoing shall not exceed the Cash Collateral Amount.

                           (b) The August 2000 Transaction Document Amendments further provide that except as to any Discretionary Loans, notwithstanding any provision to the contrary contained in any of the Transaction Documents or this Intercreditor Agreement, Crown Crafts may not make any principal payments to any of Secured Parties other than pro-rata principal payments, and each Secured Party's pro-rata share shall be calculated as provided in paragraph (c) of this Section 32, and each of the Secured Parties acknowledges and agrees to the foregoing as part of their understanding under this Intercreditor Agreement.

                           (c) The August 2000 Transaction Document Amendments further provide that Crown Crafts, Inc. shall make payments of principal outstanding on the Senior Debt to the Secured Parties, prorata, based on the principal amounts of Senior Debt held by each of them, in the following amounts on or before the dates set forth below (the "Mandatory Senior Debt Payments"):

                           Payment Date                   Payment Amount

                           December 8, 2000                $ 7,000,000
                           December 31, 2000               $ 4,000,000
                           February 4, 2001                $ 3,000,000
                           March 4, 2001                   $ 2,000,000
                           April 1, 2001                   $ 3,000,000
                                                           -----------
                                    Total                  $19,000,000

                  Each of the Secured Parties acknowledges and agrees to the foregoing as part of their understanding under this Intercreditor Agreement and Prudential hereby agrees, notwithstanding anything to the contrary contained in this Intercreditor Agreement, the Security Agreement or the Transaction Documents, in connection


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                  with any principal payments made to Prudential (either on a voluntary basis, on account of the mandatory reductions in Senior Debt required by the August 2000 Transaction Document Amendments or from Net Proceeds or pursuant to this Intercreditor Agreement), no Yield-Maintenance Amount (as defined in the Prudential Note Agreement) shall accrue or be payable with respect thereto as to such principal payments made after the date of the August 2000 Transaction Documents Amendments not in excess of an aggregate of $7,142,856, and as to such principal payments made after the date of the August 2000 Transaction Document Amendments in excess of an aggregate of $7,142,856 (including any payments made at maturity, by acceleration or otherwise), the Yield-Maintenance Amount with respect thereto (calculated without taking into account the shortening of maturity and the change in interest rate pursuant to the August 2000 Transaction Document Amendments) shall accrue with respect thereto. Prior to maturity (whether by acceleration or otherwise), each payment made to the Secured Parties shall be made on a prorata basis, based solely on the principal amounts outstanding on such date, but Prudential shall be entitled to apply its share thereof to its Yield-Maintenance Amount determined on its principal amount outstanding immediately prior to receipt of such payment and, to the extent Prudential does make such application to its interest or to its Yield-Maintenance Amount and, if applied to its Yield-Maintenance Amount and the amount of such Yield-Maintenance Amount is calculated on a treasury rate basis (as set forth in Paragraph 10A of the Prudential Note Agreement) which is lower than such treasury rate basis would have been if calculated on August 31, 2000, then to the extent of the difference, the other Secured Parties shall be entitled to apply their payments to interest or other costs (or to then there are none, held as cash collateral, not subject to sharing hereunder, for future such application). Upon such maturity of the Senior Debt (whether by acceleration or otherwise), notwithstanding any provision of this Intercreditor Agreement to the contrary, any distributions on account of the Senior Debt shall be made on a prorata basis, determined as follows: (i) based solely on the principal amount outstanding on such date, until distributions have been made in an aggregate amount equal to such principal amount outstanding; and (ii) thereafter, based on the aggregate amount of each Secured Parties' remaining Claim (including, interest, fees, costs and Prudential's Yield-Maintenance Amount).

                           (d) The August 2000 Transaction Document Amendments further provide that the Company shall make a prepayment of principal amount of the Senior Debt from the Net Proceeds of each Restricted Asset Disposition and each Capital Market Transaction (as those terms are defined in the Transaction Documents), except that such Net Proceeds shall
                  (i) be payable to the Collateral Agent as and when the aggregate amount thereof since the last such payment of Net Proceeds pursuant thereto is equal to or in excess of $50,000, and (ii) be applied to reduce the amount of Mandatory Senior Debt Payments required to be made pursuant to paragraph (c) above, with such applications being applied in the order of maturity of the Payment Dates set forth in paragraph (c) above. The Company and the Secured Parties hereby agree that such amounts paid to the


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                  Collateral Agent shall be held by the Collateral Agent, for the ratable benefit of the Secured Parties, and distributed to the Secured Parties as and when the aggregate amount held by it is at least equal to $250,000, or at such earlier time as the Secured Parties may agree upon and so instruct the Collateral Agent, all pursuant to the provisions of this
                  Section 32.

                           (e) The August 2000 Transaction Document Amendments further provide that by October 2, 2000, the Secured Parties (or their affiliate designees) without any further consideration payable, shall receive warrants, exercisable at nominal cost for Crown Crafts, Inc.'s common stock such that upon issuance the Secured Parties, collectively, shall own 10% (divided among the Secured Parties pro rata, according to the following percentages: 19.63% to Bank of America 33.88% to Prudential; and 46.49% to Wachovia, which percentages were determined without taking into account any outstanding Wachovia LC's and shall be applicable so long as, on the issuance date, cash collateral required to have been provided for such Wachovia LC's as of such date pursuant to Section 8.18 of the August 2000 Transaction Document Amendment with Wachovia has been provided, but shall be subject to adjustment to the extent such required cash collateral has not so been provided) of Crown Crafts, Inc.'s then issued and outstanding common stock exercisable any time after issuance, but not later than December 31, 2005. Such warrants (the "Warrants") shall be accompanied by a warrant holders rights agreement providing each of the Secured Parties with customary registration "call," "put," "clawback", antidilution provisions (including with respect to the exercise of options outstanding on August 31, 2000) )and similar rights acceptable to each of the Secured Parties. However, the Secured Parties have agreed and hereby agree, on a pro rata basis, to extinguish (return) the Warrants, unexercised, at a rate equal to 2% of such outstanding Warrants (to the extent not previously exercised) for each 1% of the amount by which the principal balance of the Senior Debt outstanding on the August 31, 2000 is reduced by principal payments made after such date. Each of the Secured Parties hereby agrees that it will not amend or modify its Warrant without the written consent of the other Secured Parties.

         3. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Intercreditor Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the parties thereto. The agreements contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         4. Ratification. Each of the parties to the Intercreditor Agreement hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Intercreditor Agreement effective as of the date hereof.

         5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and


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delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         6. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         7. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         8. Conditions Precedent. This Amendment shall become effective only upon execution and delivery of this Amendment by each of the parties hereto and the effectiveness of each of the August 2000 Transaction Document Amendments in accordance with their respective terms.

                       [SIGNATURES COMMENCE ON NEXT PAGE]


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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

COMPANY:                             CROWN CRAFTS, INC.


                                     By:
                                        -----------------------------------
                                           Title:

COMPANY:                             CHURCHILL WEAVERS, INC.


                                     By:
                                        -----------------------------------
                                           Title:

COMPANY:                             CROWN CRAFTS DESIGNERS, INC.


                                     By:
                                        -----------------------------------
                                           Title:

COMPANY:                             CROWN CRAFTS HOME FURNISHINGS,
                                           INC.


                                     By:
                                        -----------------------------------
                                           Title:

COMPANY:                             G.W. STORES, INC.


                                     By:
                                        -----------------------------------
                                           Title:

COMPANY:                             HAMCO, INC.


                                     By:
                                        -----------------------------------
                                           Title:


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COMPANY:                             CROWN CRAFTS INFANT PRODUCTS, INC.


                                     By:
                                        -----------------------------------
                                           Title:

COLLATERAL AGENT:                    WACHOVIA BANK, N.A., as Collateral Agent


                                     By:
                                        -----------------------------------
                                           Title:

SECURED PARTIES:                     WACHOVIA BANK, N.A., as a Secured Party,


                                     By:
                                        -----------------------------------
                                           Title:

                                     BANK OF AMERICA, N.A., as a Secured Party


                                     By:
                                        -----------------------------------
                                           Title:

                                     THE PRUDENTIAL INSURANCE COMPANY
                                     OF AMERICA, as a Secured Party


                                     By:
                                        -----------------------------------
                                           Title:


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